Empiric Core Equity Fund

Class A: EMCAX

Class C: EMCCX

November 6, 2013

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund, each dated  April 5, 2013, and should be read in conjunction with such Prospectus and Summary Prospectus, and any Supplement to the Prospectus.

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Effective November 1, 2013, Class C shares of the Fund will no longer be subject to the 1% contingent deferred sales charge (“CDSC”) on shares redeemed less than one year after purchase. Class C shares purchased prior to November 1, 2013 redeemed less than one year from the purchase date will remain subject to the CDSC.

Accordingly, the following changes are made to the Prospectus:

1) The fee and expense table contained under the section of the Prospectus entitled “Fund Summary – Fees and Expenses” is deleted in its entirety and replaced with the following fee and expense table:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or current market value)	1.00%	None[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[2]	0.52%	0.52%
Total Annual Fund Operating Expenses	1.77%	2.52%

1 Class C shares purchased prior to November 1, 2013 are subject to a 1.00% CDSC on all shares redeemed less than one year after the date of purchase.

2 Other expenses are restated and estimated for current fiscal year.

2) The section of the prospectus entitled “How to Buy Shares – Class C Shares” is deleted in its entirety and replaced with the following:

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to an annual 12b-1 fee of 1.00%. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated April 5, 2013, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-839-7424 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.